SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]

Check the appropriate box:
[  ]   Preliminary Proxy Statement
[  ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[  ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[  ]   Soliciting Material Pursuant to Section 240.14a-12

AMCAP Fund, Inc.
American Balanced Fund, Inc.
The American Funds Income Series
American Funds Money Market Fund
American Funds Short-Term Tax-Exempt Bond Fund
American Funds Target Date Retirement Series, Inc.
The American Funds Tax-Exempt Series I
The American Funds Tax-Exempt Series II
American High-Income Municipal Bond Fund, Inc.
American High-Income Trust
American Mutual Fund, Inc.
The Bond Fund of America, Inc.
Capital Income Builder, Inc.
Capital World Bond Fund, Inc.
Capital World Growth and Income Fund, Inc.
EuroPacific Growth Fund
Fundamental Investors, Inc.
The Growth Fund of America, Inc.
The Income Fund of America, Inc.
Intermediate Bond Fund of America
International Growth and Income Fund, Inc.
The Investment Company of America
Limited Term Tax-Exempt Bond Fund of America
The New Economy Fund
New Perspective Fund, Inc.
New World Fund, Inc.
Short-Term Bond Fund of America, Inc.
SMALLCAP World Fund, Inc.
The Tax-Exempt Bond Fund of America, Inc.
Washington Mutual Investors Fund, Inc.
______________________________________________
(Name of Registrant as Specified In Its Charter)

__________________________________________________________
(Name of Person(s) Filing Proxy Statement, other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

      (1)  Title of each class of securities to which transaction applies:
      (2)  Aggregate number of securities to which transaction applies:
      (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      (4)  Proposed maximum aggregate value of transaction:
      (5)  Total fee paid:

[  ]   Fee paid previously with preliminary materials.

[  ]   Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

[outbound call script]

"Hello, I'm trying to reach <s/h name>.  Is he/she available?  My name is ____ and I'm calling on a recorded line regarding your investment in the <fund name>.
We sent you a proxy card to register your vote for the shareholder meeting and haven't received it back, so we're calling to ask if you would have any objections to voting along with the recommendations of the Fund's Board?"

No	Yes

< Use Appropriate Rebuttal > Would you have any objections to vote along with the recommendations of the Fund's Board?
Shareholder agrees to vote	Shareholder declines to vote

I am recording your < > vote and wll send you a printed confirmation to (address). For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?	Would you like our toll free number so you can call back at your convenience? Your participation would be greatly appreciated and it would just take a brief moment to vote your shares over the phone.
Yes	No

Thank you for your time and your vote Mr./Mrs. _____ have a good _____!	Please call <inbound toll free> any time between 9am and 11pm EST weekdays or between Noon and 6pm on Saturday.	Thank you for your time. Have a good day/evening!
Thank you for your time. Have a good day/evening!

AMERICAN FUNDS MUTUAL FUND REBUTTALS

SH states ……	Response
“My spouse takes care of it.”

I understand.  Is your wife/husband available to speak with me?

(If wife/husband is unavailable)
CSR: “Your vote is very important to the fund, as your wife/husband/spouse is unavailable, I would be more than happy to assist you with voting by reviewing the proposal(s).  This would only take a brief moment of your time.”

“I don’t know how to vote … ”

Your board of directors has reviewed the proposal(s) and believes their recommendations are in the best interest of the fund and its shareholders.  Your Board is recommending shareholders vote <Vote Recommended line from briefly paragraph >.  Would you have any objections to voting along with the recommendations of the Funds’ Board?

"My broker takes care of it "

I understand that your Broker may help you choose your funds, however certain proposal(s) for this proxy require a direct vote from the shareholder and cannot be voted by your Broker. I can go over the proposal(s) quickly for you now if you wish.

“I don’t have the time right now …”	I understand, however, your vote is very important. Voting now will only take a brief moment of your time. Would you have any objections to voting along with the recommendations of the Funds’ Board?
“I’m not interested / I don’t want to vote / I don’t have enough shares to vote”

Every vote is important to the fund and helps bring the fund a step closer to holding the meeting.  If not enough votes are received, the shareholder meeting may have to be adjourned.  Would you have any objections to voting along with the recommendations of the Funds’ Board?

“I sold my shares / I no longer own shares in that Fund”

I understand.  However you were a shareholder as of the record date and therefore you are the only person who can vote those shares. As a courtesy to the remaining shareholders, would you have any objections to voting along with the recommendations of the Funds’ Board?

SH states ……	Response
“I’ve never received a call like this before"

This has become a standard in the industry and the proxy statement mentions that if your vote is not received you may receive a call offering you the convenience of voting by telephone.  Would you have any objections to voting along with the recommendations of the Funds' Board?

“I’ll vote later” OR: I’ll vote via mail, online, etc”

I understand.  We are calling today because your Board would like to hear from all shareholders on this matter. Your Fund has asked us to call to offer you the convenience of voting over the phone, which makes the voting process much easier and faster. I would be happy to record your vote for you now and send you a printed confirmation that your vote has been recorded.

Would you like to vote along with the recommendations of the Funds’ Board?

If the shareholder only says YES when they are asked if they have objections…

Agent note: use this rebuttal if the shareholder’s YES means that either they don’t want to vote today or do not want to vote with the Board’s recommendations.
I see. Just to clarify, are you indicating you’d like to vote differently, or not vote at all today ?

SH States …	Response
“Why are you calling me?” # 1

Your Fund has asked us to contact you because we sent you a proxy card to register your vote for the upcoming shareholder meeting and haven’t received it back, so we are calling to encourage you to vote your shares.  Would you have any objections to voting along with the recommendations of the Funds’ Board?

“Why are you calling me?” # 2 (to use if the first answer does not satisfy the shareholder).

Your Board would like to hear from all shareholders on this matter and your Fund has asked us to call to offer you the convenience of voting over the phone.  This makes your voting process much easier and faster.  Would you have any objections to voting along with the recommendations of the Funds’ Board?

“I don't accept these types of calls.”

I am sorry for any inconvenience, however, I did want to let you know that this call is in regards to your current investment in the < Fund name > and we are simply calling to advise you of a shareholders meeting and are asking if you would like to register your vote.  Would you like to vote?

Agent Note: if shareholder is irate, or reiterates that they do not want to accept these types of calls, please see the ‘Please do not call me again’ response below.

Please do not call me again. OR Please add me to your do not call list.

I understand how you feel about unwanted calls and will add you to our internal Do Not Call list.  However, I did want to let you know that this call is regarding your current investment in the <Fund Family name> and we are simply calling to advise you of the shareholder meeting and are asking if you would like to register your vote.

“How many votes do you still need?”

I have limited information on that. What I do know is that every vote is important at this point and that is why we are calling you and other shareholders to ask if you would have any objections to voting along with the recommendations of the Funds’ Board?

[touchtone voting script]

Computershare Fund Services
AMERICAN FUNDS/WO# 20478: TOUCH-TONE TELEPHONE VOTING SCRIPT
"American Funds Proxy"
EXPECTED MAIL DATE: 08/28/2009
MEETING DATES: 10/27/09 & 11/24/09

WHEN CONNECTED TO OUR PHONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE NUMBER, THE SHAREHOLDER HEARS:

THE INITIAL PROMPT:
"Thank you for calling Computershare's proxy voting line. Before you can vote, I'll need to validate some information from your proxy card. On your card there’s a shaded box with a 14 digit number inside. Please enter that number now."

AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS:
"Next, located in the un-shaded box is an 8 digit number. Please enter this number now."

THEN YOU HEAR:
"Thank you. Please hold while I validate those numbers."

IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING JOB SPECIFIC SPEECH:
"Okay, you'll be voting your proxy for American Funds."

IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:
" I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again..."

IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD:
"Im about to take you through the voting process. Please keep your voting card in front of you to follow along. Okay, let's begin…"

THE VOTING OPTIONS ARE THEN OFFERED:
"You can vote in one of two ways...To vote as the Board Recommends on All Proposals, press 1;
or To vote on Each Proposal Individually, press 2."

OPTION 1: VOTING AS THE BOARD RECOMMENDS:

IF THE SHAREHOLDER PRESSES 1 TO VOTE AS THE BOARD RECOMMENDS ON ALL PROPOSALS, HE/SHE WILL HEAR:
"You’ve elected to vote all proposals in accordance with the recommendations of the Board."
"If this is correct, press 1; otherwise, press 2. If you'd like to hear the information again, press # (pound). "

IF THE SHAREHOLDER PRESSES 1, INDICATING THE VOTE IS CORRECT, HE/SHE WILL HEAR:
"Please hold while I record your vote."
THEN THEY HEAR:
"Your vote has been recorded. It’s not necessary for you to mail in your proxy card.
"If you want to vote another proxy card or change your vote, press one now.
Thank you for voting, goodbye."

IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:
"Okay, lets change your vote." The system then prompts the voting options again.

AFTER THE SHAREHOLDER'S VOTE IS RECORDED, IF THEY CHOOSE TO VOTE ANOTHER PROXY THEY HEAR:
"Before you can vote, I'll need to validate some information from your proxy card. On your card there’s a shaded box with a 14 digit # inside. Please enter that number now."

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
"Thank you for voting, goodbye."

OPTION 2: IF THE SHAREHOLDER OPTS TO VOTE ON EACH PROPOSAL SEPARATELY:
THE SHAREHOLDER HEARS:
"Okay, I'll take you through each proposal"

THEN, MATCHING THE SHAREHOLDER'S PROXY CARD, THEY WILL BE PROMPTED TO VOTE ON EACH APPLICABLE PROPOSAL:

FOR EACH APPLICABLE DIRECTOR/TRUSTEE PROPOSAL (Numbered: 1A through 1Z, then 1AA through 1AM) THEY HEAR:
EXAMPLE BOARD VOTING PROMPT FOR "DIRECTORS":
"Proposal 1A: Election of Directors for AMCAP Fund, To vote FOR ALL nominees, Press 1.
To WITHHOLD YOUR VOTE FROM ALL nominees, press 2. Or to WITHHOLD YOUR VOTE FROM INDIVIDUAL nominees press 3."

EXAMPLE BOARD VOTING PROMPT FOR "TRUSTEES":
"Proposal 1AG: Election of Trustees for The New Economy Fund, To vote FOR ALL nominees, Press 1.
To WITHHOLD your vote from all nominees, press 2. Or to WITHHOLD YOUR VOTE FROM INDIVIDUAL nominees press 3."

THEN, FOR EACH APPLICABLE DIRECTOR/TRUSTEE PROPOSAL THEY HEAR THE FOLLOWING:
IF THE SHAREHOLDER PRESSES 1, TO VOTE FOR ALL NOMINEES THEY WILL HEAR:
"Okay, voting for all nominees"
IF THE SHAREHOLDER PRESSES 2, TO WITHHOLD FROM ALL NOMINEES THEY WILL HEAR:
"Okay, withholding your vote on all nominees "

IF THE SHAREHOLDER PRESSES 3, TO WITHHOLD FROM INDIVIDUAL NOMINEES THEY WILL HEAR:
"Okay, we'll withhold your vote on the nominees you specify. All other nominees will be voted FOR. "
THEN THEY HEAR: "For each nominee listed on your proxy card there's a corresponding two-digit number. Please enter the number of the nominee you want to withhold your vote from."

AFTER THE SHAREHOLDER ENTERS A NOMINEE NUMBER TO WITHHOLD FROM, HE/SHE HEARS:
"OK, withholding from nominee number…N" [Where N is the nominee number entered by the shareholder]"

THEN THE SHAREHOLDER HEARS:
"To withhold your vote from another nominee, enter the two-digit number. If there are no other nominees you wish to withhold from press # (pound)."

WHEN # IS PRESSED, THE SHAREHOLDER HEARS:
"Okay, finished withholding from nominees"

"Proposal 2:" [FOR ONE HOLDING THEY HEAR]: "To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3"
[FOR MULTIPLE HOLDINGS THEY HEAR]: "To vote FOR on ALL HOLDINGS, Press 1; AGAINST on ALL HOLDINGS, Press 2;
Abstain on ALL HOLDINGS, Press 3; or to vote on EACH HOLDING INDIVIDUALLY, press 4."
WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:
"FOR HOLDING 1: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"
"FOR HOLDING 2: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"
"FOR HOLDING 3: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"
"FOR HOLDING 4: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"

"Proposal 3A:" [FOR ONE HOLDING THEY HEAR]: "To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3"
[FOR MULTIPLE HOLDINGS THEY HEAR]: "To vote FOR on ALL HOLDINGS, Press 1; AGAINST on ALL HOLDINGS, Press 2;
Abstain on ALL HOLDINGS, Press 3; or to vote on EACH HOLDING INDIVIDUALLY, press 4."
WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:
"FOR HOLDING 1: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"
"FOR HOLDING 2: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"
"FOR HOLDING 3: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"
"FOR HOLDING 4: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"

"Proposal 3B:" [FOR ONE HOLDING THEY HEAR]: "To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"
[FOR MULTIPLE HOLDINGS THEY HEAR]: "To vote FOR on ALL HOLDINGS, Press 1; AGAINST on ALL HOLDINGS, Press 2;
Abstain on ALL HOLDINGS, Press 3; or to vote on EACH HOLDING INDIVIDUALLY, press 4."
WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:
"FOR HOLDING 1: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"
"FOR HOLDING 2: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"
"FOR HOLDING 3: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"
"FOR HOLDING 4: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"

"Proposal 3C:" [FOR ONE HOLDING THEY HEAR]: "To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"
[FOR MULTIPLE HOLDINGS THEY HEAR]: "To vote FOR on ALL HOLDINGS, Press 1; AGAINST on ALL HOLDINGS, Press 2;
Abstain on ALL HOLDINGS, Press 3; or to vote on EACH HOLDING INDIVIDUALLY, press 4."
WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:
"FOR HOLDING 1: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"
"FOR HOLDING 2: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"
"FOR HOLDING 3: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"
"FOR HOLDING 4: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"

"Proposal 3D:" [FOR ONE HOLDING THEY HEAR]: "To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"
[FOR MULTIPLE HOLDINGS THEY HEAR]: "To vote FOR on ALL HOLDINGS, Press 1; AGAINST on ALL HOLDINGS, Press 2;
Abstain on ALL HOLDINGS, Press 3; or to vote on EACH HOLDING INDIVIDUALLY, press 4."
WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:
"FOR HOLDING 1: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"
"FOR HOLDING 2: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"
"FOR HOLDING 3: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"
"FOR HOLDING 4: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"

"Proposal 3E:" [FOR ONE HOLDING THEY HEAR]: "To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"
[FOR MULTIPLE HOLDINGS THEY HEAR]: "To vote FOR on ALL HOLDINGS, Press 1; AGAINST on ALL HOLDINGS, Press 2;
Abstain on ALL HOLDINGS, Press 3; or to vote on EACH HOLDING INDIVIDUALLY, press 4."
WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:
"FOR HOLDING 1: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"
"FOR HOLDING 2: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"
"FOR HOLDING 3: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"
"FOR HOLDING 4: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"

"Proposal 3F:" [FOR ONE HOLDING THEY HEAR]: "To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"
[FOR MULTIPLE HOLDINGS THEY HEAR]: "To vote FOR on ALL HOLDINGS, Press 1; AGAINST on ALL HOLDINGS, Press 2;
Abstain on ALL HOLDINGS, Press 3; or to vote on EACH HOLDING INDIVIDUALLY, press 4."
WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:
"FOR HOLDING 1: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"
"FOR HOLDING 2: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"
"FOR HOLDING 3: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"
"FOR HOLDING 4: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"

"Proposal 3G:" [FOR ONE HOLDING THEY HEAR]: "To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"
[FOR MULTIPLE HOLDINGS THEY HEAR]: "To vote FOR on ALL HOLDINGS, Press 1; AGAINST on ALL HOLDINGS, Press 2;
Abstain on ALL HOLDINGS, Press 3; or to vote on EACH HOLDING INDIVIDUALLY, press 4."
WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:
"FOR HOLDING 1: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"
"FOR HOLDING 2: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"
"FOR HOLDING 3: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"
"FOR HOLDING 4: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"

"Proposal 3H:" [ONLY APPLIES TO ONE SPECIFIC FUND]: "To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"

"Proposal 3I:" [FOR ONE HOLDING THEY HEAR]: "To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"
[FOR MULTIPLE HOLDINGS THEY HEAR]: "To vote FOR on ALL HOLDINGS, Press 1; AGAINST on ALL HOLDINGS, Press 2;
Abstain on ALL HOLDINGS, Press 3; or to vote on EACH HOLDING INDIVIDUALLY, press 4."
WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:
"FOR HOLDING 1: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"
"FOR HOLDING 2: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"
"FOR HOLDING 3: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"
"FOR HOLDING 4: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"

"Proposal 4:" [FOR ONE HOLDING THEY HEAR]: "To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"
[FOR MULTIPLE HOLDINGS THEY HEAR]: "To vote FOR on ALL HOLDINGS, Press 1; AGAINST on ALL HOLDINGS, Press 2;
Abstain on ALL HOLDINGS, Press 3; or to vote on EACH HOLDING INDIVIDUALLY, press 4."
WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:
"FOR HOLDING 1: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"
"FOR HOLDING 2: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"
"FOR HOLDING 3: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"
"FOR HOLDING 4: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"

"Proposal 5:" [FOR ONE HOLDING THEY HEAR]: "To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"
[FOR MULTIPLE HOLDINGS THEY HEAR]: "To vote FOR on ALL HOLDINGS, Press 1; AGAINST on ALL HOLDINGS, Press 2;
Abstain on ALL HOLDINGS, Press 3; or to vote on EACH HOLDING INDIVIDUALLY, press 4."
WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:
"FOR HOLDING 1: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"
"FOR HOLDING 2: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"
"FOR HOLDING 3: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"
"FOR HOLDING 4: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"

"Proposal 6:" [FOR ONE HOLDING THEY HEAR]: "To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"
[FOR MULTIPLE HOLDINGS THEY HEAR]: "To vote FOR on ALL HOLDINGS, Press 1; AGAINST on ALL HOLDINGS, Press 2;
Abstain on ALL HOLDINGS, Press 3; or to vote on EACH HOLDING INDIVIDUALLY, press 4."
WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:
"FOR HOLDING 1: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"
"FOR HOLDING 2: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"
"FOR HOLDING 3: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"
"FOR HOLDING 4: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"

"Proposal 7:" [ONLY APPLIES TO ONE SPECIFIC FUND]: "To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"

"Proposal 8:" [FOR ONE HOLDING THEY HEAR]: "To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"
[FOR MULTIPLE HOLDINGS THEY HEAR]: "To vote FOR on ALL HOLDINGS, Press 1; AGAINST on ALL HOLDINGS, Press 2;
Abstain on ALL HOLDINGS, Press 3; or to vote on EACH HOLDING INDIVIDUALLY, press 4."
WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:
"FOR HOLDING 1: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"
"FOR HOLDING 2: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"
"FOR HOLDING 3: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"
"FOR HOLDING 4: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN, Press 3"

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON ALL PROPOSALS, HE/SHE WILL HEAR:
"Okay, you've finished voting but your vote has not yet been recorded."
"To hear a summary of how you voted, press 1; To record your vote, Press 2."

IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR:
"Please note your vote will be cast automatically should you decide to hang up during the summary."
"You've elected to vote as follows..." [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL AND HOLDING IS HEARD]
THEN AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS:
"If this is correct, press 1; Otherwise, press 2. If you'd like to hear the information again press # (pound)."

IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR:
"Please hold while I record your vote."
THEN THEY HEAR:
"Your vote has been recorded. It’s not necessary for you to mail in your proxy card.
"If you want to vote another proxy card or change your vote, press one now.
Thank you for voting, goodbye."

IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:
"Okay, lets change your vote." [The system then prompts the voting options again.]

AFTER THE SHAREHOLDER'S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS:
"Before you can vote, I'll need to validate some information from your proxy card. On your card there’s a shaded box with a 14 digit # inside. Please enter that number now."

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
"Thank you for voting, goodbye."

[hold message for American Funds Service Company]

Thank you for holding.  Important proxy information was recently mailed to shareholders of the American Funds.  If you would like more information, or are ready to vote, please ask the representative for assistance when they come on the line.  We appreciate your patience in holding.